10f-3 Transactions Summary

Set forth below is a summary of the transactions made
pursuant to the Funds' 10f-3 procedures for the period
1/1/07-12/31/07
Fund
VA Growth
Security
Bladelogic Inc.
Advisor
EIMCO
Transaction
 Date
7/24/2007
Cost
"$11,900"
Offering Purchase
0.00%
Broker
Morgan Stanley
Underwriting
Syndicate
Members
Merrill Lynch & Co.
Citi
Wachovia Securities
Cowen and Company

Fund
VA Growth
Security
Citi Trends Inc.
Advisor
EIMCO
Transaction
 Date
6/13/2007
Cost
"$2,700,000"
Offering Purchase
0.13%
Broker
CIBC World Mkts
Underwriting
Syndicate
Members
Cowen and Company
Piper Jaffrey
Wachovia Securities

Fund
VA Strategic Income
Security
Aramark Corporation
Advisor
EIMCO
Transaction
 Date
1/18/07
Cost
"$100,000"
Offering Purchase
0.01%
Broker
JP Morgan
Underwriting
Syndicate
Members
"Goldman, Sachs & Co"
Citigroup
Barclays Capital
Wachovia Securities


Fund
VA Core Bond Fund
Security
Lowe's Companies
Advisor
TAG
Transaction
 Date
9/6/2007
Cost
"$200,000"
Offering Purchase
0.02%
Broker
JP Morgan
Underwriting
Syndicate
Members
"Merrill Lynch, Pierce, Fenner & Smith"
"Wachovia Capital Markets, LLC"
"Banc of America Securities, LLC"
"SunTrust Robinson Humphrey, Inc. "

Fund
VA High Income Fund
Security
Aramark Corporation
Advisor
EIMCO
Transaction
 Date
1/18/07
Cost
"$125,000"
Offering Purchase
0.01%
Broker
JP Morgan
Underwriting
Syndicate
Members
"Goldman, Sachs & Co"
Citigroup
Barclays Capital
Wachovia Securities

Fund
VA High Income Fund
Security
Universal Hospital Services 8 1/2 15 Sr. Secured PIK Toggle Notes
Advisor
EIMCO
Transaction
 Date
5/22/07
Cost
"$4,200,000"
Offering Purchase
0.02%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
"Bear, Stearns & Co."
Wachovia Securities


Fund
VA High Income Fund
Security
Universal Hospital Sr. Secured Floating Rate Notes due 2015
Advisor
EIMCO
Transaction
 Date
5/22/07
Cost
"$3,000,000"
Offering Purchase
0.01%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
"Bear, Stearns & Co."
Wachovia Securities

Fund
VA Growth Fund
Security
Citi Trends Inc.
Advisor
EIMCO
Transaction
 Date
6/13/07
Cost
"$2,700,000"
Offering Purchase
0.13%
Broker
CIBC World Mkts
Underwriting
Syndicate
Members
Cowen and Company
Piper Jaffrey
Wachovia Securities

Fund
VA High Income Fund
Security
CMS Energy Corporation 6.55% Senior Notes due 2017
Advisor
EIMCO
Transaction
 Date
6/19/07
Cost
"$12,500,000"
Offering Purchase
0.05%
Broker
Deutsche Bank Secs
Underwriting
Syndicate
Members
Barclays Capital
Citi
JP Morgan
Wachovia Securities

Fund
VA High Income Fund
Security
"CHS/Community Health Systems, Sr Floating Rate Notes due 2015"
Advisor
EIMCO
Transaction
 Date
6/27/07
Cost
"$28,000,000"
Offering Purchase
0.00%
Broker
Credit Suisse
Underwriting
Syndicate
Members
Wachovia Securities
JP Morgan
Merrill Lynch & Co
Citi

Fund
VA High Income Fund
Security
CMS Energy Corp 6.55% Senior Notes due 2017
Advisor
EIMCO
Transaction
 Date
7/17/07
Cost
"$125,000"
Offering Purchase
0.05%
Broker
Deutsce Bank Securities
Underwriting
Syndicate
Members
Barclays Capital
Citi
JPMorgan
Wachovia Securities

Fund
VA High Income Fund
Security
Universal Hospital Services 8 1/2 Sr. Secured PIK Toggle Nts 2015
Advisor
EIMCO
Transaction
 Date
7/25/07
Cost
"$42,000"
Offering Purchase
0.02%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
"Bear, Stearns & Co. Inc. "
Wachovia Securities

Fund
VA High Income Fund
Security
Universal Hospital Services Floating Rate Notes due 2015
Advisor
EIMCO
Transaction
 Date
7/25/07
Cost
"$30,000"
Offering Purchase
0.01%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
"Bear, Stearns & Co. Inc. "
Wachovia Securities


Fund
VA High Income Fund
Security
Community Health Systems Sr Floating Notes duue 2015
Advisor
EIMCO
Transaction
 Date
7/25/07
Cost
"$280,000"
Offering Purchase
0.01%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
"Bear, Stearns & Co."
Wachovia Securities

Fund
VA High Income Fund
Security
Lamar Advertising 6 5/8  8/15
Advisor
EIMCO
Transaction
 Date
10/1/07
Cost
"$50,000"
Offering Purchase
0.02%
Broker
BNP Paribas
Underwriting
Syndicate
Members
BNY Capital Markets
Caylon Securities USA Inc.
Royal Bank of Scotland

Fund

Security

Advisor

Transaction
 Date

Cost

Offering Purchase

Broker

Underwriting
Syndicate
Members



Fund

Security

Advisor

Transaction
 Date

Cost

Offering Purchase

Broker

Underwriting
Syndicate
Members